SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           September 17, 2014
                             Date of Report
                     (Date of Earliest Event Reported)

                 HEYU DEVELOPMENT AND MANAGEMENT CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

                   DISTANT VALLEY ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

Delaware                         000-55225                     47-1360541
(State or other
jurisdiction               (Commission File Number)         (IRS Employer
of incorporation)                                      Identification No.)

                       No. 56 Halaman Bukit Gambir 9
                              Sunway Bukit Gambier
                      11700 Gelugor, Penang, Malaysia
              (Address of principal executive offices) (zip code)

                                (+6) 012-470-5688
              (Registrant's telephone number, including area code

                              215 Apolena Avenue
                        Newport Beach, California 92662
              (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On September 18, 2014 Heyu Development and Management Corporation (formerly Distant Valley Acquisition Corporation) (the "Registrant" or the "Company") issued 10,000,000 shares of its common stock pursuant to
Section 4(2) of the Securities Act of 1933 at par representing 100% of the total outstanding 10,000,000 shares of common stock as follows:

               10,000,000     Ang Ban Siong

     With the issuance of the 10,000,000 shares of stock and the redemption of 20,000,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On September 17, 2014 the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 20,000,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $2,000.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on June 18, 2014 as amended and supplemented by the information contained in this report.

    The Registrant intends to be part of the Heyu Group of companies which will serve as an international property developer operating and managing high-end residential properties. The Company intends that it will develop its business plan through the acquisition or business combination with an existing private company or otherwise through growth and development of its projects. No agreements have been executed and if the Registrant makes any acquisitions, mergers or other businesscombination, it will file a Form 8-K reporting such event(s).

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On September 17, 2014, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On September 17, 2014, James McKillop resigned as the Registrant's vice president and director.

    On September 17, 2014, Ang Ban Siong was named the director of the
Registrant.

    On September 17, 2014, the following individuals were appointed to the offices of the Registrant as listed below:

              Ang Ban Siong        Chief Executive Officer,
                                   Secretary and Treasurer

    Ang Ban Siong  began his career at Bursa Stock Exchange in Malaysia.
Mr. Ang has been involved in hotels and property development and management in China as a consultant since 2006. He founded the HEYU group of companies in Hong Kong and China in 2010. Mr. Ang received his Bachelor Degree in Information Technology from the University of Southern Queensland, Australia and received his Masters of Business Administration and Doctor of Business Administration degrees from Ansted University. Mr. Ang holds several professional memberships in the United Kingdom. With his background in the hotel and property development and management field and his education, HEYU believes Mr. Ang to have the experience and knowledge that will serve the Registrant in managing and development the hotel chain business successfully.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                               HEYU DEVELOPMENT AND MANAGEMENT CORPORATION


Date: September 18, 2014       Ang Ban Siong
                               Chief Executive Officer